EXHIBIT 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Access Integrated Technologies, Inc. (the "Company") for the period ended June 30, 2005 as filed with the SEC (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company




Date:  November 14, 2005                 BY: /S/ BRIAN D. PFLUG
                                            ------------------------------------
                                            Brian D. Pflug
                                            Senior Vice President - Accounting
                                            & Finance
                                            (Principal Financial Officer)